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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 28, 2003





                         UNITED FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)













               Florida                    005-55641            59-2156002
   (State or Other Jurisdiction of  (Commission File Number) (IRS Employer
    Incorporation or Organization)                           Identification No.)

                        333 Third Avenue North, Suite 200
                       St. Petersburg, Florida 33701-3346
                    (Address of Principal Executive Offices)

                                 (727) 898-2265
                (Issuer's Telephone Number, Including Area Code)










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Item 5. Other Events.

On February 28 2003, the merger of United Financial Holdings, Inc. (the "Company") with and into Synovus Financial Corp. ("Synovus") was completed. In accordance with the terms of the merger each outstanding share of the Company's capital stock was converted into cash, shares of Synovus Common Stock or a combination of each. The Company has requested that its Common Stock be delisted from the Nasdaq SmallCap Market system and intends to file with the U.S. Securities and Exchange Commission a Form 15 which will terminate the Company's reporting obligations under the Securities Exchange Act of 1934.

A copy of the Company's press release relating to the completion of the merger is included herein as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99.1 -    Press Release Issued on February 28, 2003




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNITED FINANCIAL HOLDINGS, INC.

Date:   February 28, 2003           By:     /s/ Neil W. Savage
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                                        Neil W. Savage
                                        President and Chief Executive Officer


EXHIBIT INDEX


Exhibit
Number            Description

99.1     Press Release issued on February 28, 2003